Exhibit 10.86


                                                                Director's
                                                                Option
                                                                (Election)

                         RJR NABISCO HOLDINGS CORP.

             STOCK OPTION PLAN FOR DIRECTORS AND KEY EMPLOYEES

                           STOCK OPTION AGREEMENT


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                              DATE OF GRANT:

                            W I T N E S S E T H:



     1. Grant of Option. Pursuant to the provisions of the Stock Option
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Plan for Directors and Key Employees of RJR Nabisco Holdings Corp. And Subsidiaries (the "Plan"), RJR Nabisco Holdings Corp. (the "Company") on the above date has granted to

                             (the "Optionee"),

subject to the terms and conditions which follow and the terms and conditions of the Plan, the right and option to exercise from the Company a total of

                                6,000 shares

of Common Stock, no par value, of the Company, at the exercise price of $ per share (the "Option"). A copy of the Plan is attached and made a part of this agreement with same effect as if set forth in the agreement itself. All capitalized terms used herein shall have the meaning set forth in the Plan, unless the context requires a different meaning.

     2.  Exercise of Option.
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     (a) Shares may be purchased by giving the Corporate Secretary of the Company written notice of exercise, on a form prescribed by the Company, specifying the number of whole shares to be purchased. The notice of exercise shall be accompanied by tender to the Company of cash for the full purchase price of the shares with respect to which such Option or portion thereof is exercised, together with payment for taxes pursuant to Section 8 herein.

     (b) This Option shall not be exercisable prior to six months after the Date of Grant, and thereafter, subject to applicable securities regulations, shall be exercisable in full.

     (c) If any shares of the Common Stock are to be disposed of in accordance with Rule 144 under the Securities Act of 1933 or otherwise, the Optionee shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the SEC.

     3. Expiration of Option. The Option shall expire or terminate and may
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not be exercised to any extent by the Optionee after the tenth anniversary of the Date of Grant.

     4. Transferability. Other than as specifically provided with regard to
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the death of the Optionee, this option agreement and any benefit provided or accruing hereunder shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt thereof by the Optionee, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Optionee.

     5. Consideration to the Company. In consideration of the granting of
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this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company, with such duties and responsibilities as shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the service of the Company or any Subsidiary as a director or in any other capacity or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries and their respective shareholders, which are hereby expressly reserved, in connection with the removal of the Optionee from the Board of Directors of the Company or any Subsidiary at any time for any reason whatsoever, with or without cause, subject to applicable law and the relevant certificate of incorporation and bylaws.

     6. Adjustments in Option. In the event that the outstanding shares of
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the Common Stock subject to the Option are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares or other consideration as to which the Option, or portions thereof then unexercised, shall be exercisable. Any adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.

     7. Application Of Laws. The granting and the exercise of this Option
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and the obligations of the Company to sell and deliver shares hereunder shall be subject to all applicable laws, rules, and regulations and to such approvals of any governmental agencies as may be required.

     8. Taxes. Any taxes required by federal, state, or local laws to be
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withheld by the Company (i) on exercise by the Optionee of the Option for Common Stock, or (ii) at the time an election, if any, is made by the Optionee pursuant to Section 83(b) of the Internal Revenue Code, as amended, shall be paid to the Company before delivery of the Common Stock is made to the Optionee.

     9. Notices. Any notices required to be given hereunder to the Company
        -------
shall be addressed to The Secretary, RJR Nabisco Holdings Corp., 1301 Avenue of the Americas, New York, NY 10019-6013, and any notice required to be given hereunder to the Optionee shall be sent to the Optionee's address as shown on the records of the Company.

     10. Administration and Interpretation. In consideration of the grant,
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the Optionee specifically agrees that the Committee shall have the exclusive power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan and Agreement as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive, and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Agreement. The Committee may delegate its interpretive authority to an officer or officers of the Company.

     11. Other Provisions.
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               a) Titles are provided herein for convenience only and are not to serve as a basis for interpretation of the Agreement.

               b) This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

               c) THE LAWS OF THE STATE OF DELAWARE SHALL GOVERN THE INTERPRETATION, VALIDITY AND PERFORMANCE OF THE TERMS OF THIS AGREEMENT REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICTS OF LAWS.




     IN WITNESS WHEREOF, the Company, by its duly authorized officer, and the Optionee have executed this Agreement as of the date of Grant first above written.

                                   RJR NABISCO HOLDINGS CORP.


                                   By
                                      ----------------------------
                                         Authorized Signatory


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            Optionee


Optionee's Taxpayer Identification Number:


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Optionee's Home Address:


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